Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. December 2015 Actionable Intelligence®

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Disclaimers Forward Looking Statements This presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions and other important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward-looking statements. The forward- looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendices to this presentation, Verint’s earnings press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website. 2

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. A Smarter World with Actionable Intelligence® 3

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. 4 Crucial insights that enable decision-makers to anticipate, respond and take action Actionable Intelligence

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Global Market Leader 5 10,000+ Customers in Over 180 Countries $1 Billion+ Actionable Intelligence Company 4,800 Verint Professionals Worldwide More Than 80% of the Fortune 100

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. 6 Expansion of Total Addressable Market Actionable Intelligence is a necessity in a dynamic world of massive information growth $3 BILLION $8 BILLION 2012 2015 Total Addressable Market based on Verint estimate.

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Verint History 7 1994 2002 2013 2007 2014 WFO Category Leadership CEO Category Leadership Actionable Intelligence and IPO Agreement for Fully Distributed Ownership Verint 2012 Expanded to Cyber Security 7

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. 8 • Over $1B R&D investment in last 10 years Non-GAAP revenue for year ending 1/31, see appendices for reconciliation. • 700+ patents & applications • 1,500 R&D professionals • Advanced Actionable Intelligence Platform Culture of Innovation Revenue Growth Innovation Driving Growth and Leadership

# Advanced Actionable Intelligence Platform

## DATA CAPTURE

- Operational
- Transactional
- Telecommunications
- Social Media
- Payload and Files
- Endpoint
- Network
- Web

## DATA PROCESSING

- Data Cleansing
- Data Fusion
- Data Enrichment
- Unstructured to Structured
- Data Preparation

## ANALYSIS ENGINES

- Classification
- Correlation
- Anomaly Detector
- Identity Analyzer
- Predictive
- Forensics
- Pluggable Analyzers

## ENGAGE AND ACT

- Dashboard
- Analysis Workbench
- Trending
- Case Management
- Workflow Management
- Collaboration
- Next Best Action
- Real-time Alert & Notification
- Pluggable Visualizations

## COMMON SERVICES & ADMINISTRATION

VERINT
Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide.
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Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Amazing Things Happen When You Gain Insights From Data 10 Customer Engagement Optimization Advanced Actionable Intelligence Platform Security Intelligence

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Customer centric organizations seek to offer personalized, omni-channel, more effective customer engagement 11 Demand for our solutions is being driven by organizations’ need for intelligence to create an engaged workforce and smarter customer engagements Customer Engagement Optimization Workforce Optimization Engagement Management Customer Analytics

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Government and enterprises seek innovative solutions to enhance security 12 Demand for our solutions is being driven by organizations’ need for intelligence to enhance security and make security operations more effective Security Intelligence Cyber Security Situational Intelligence Communications Intelligence

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. 13 Strategic Consulting Managed Services Implementation Training Hosted Support Partnering for Customer Success SaaS

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Financial Highlights 14

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Revenue Trends FYE Jan 2005 FYE Jan 2006 FYE Jan 2007 FYE Jan 2008 FYE Jan 2009 FYE Jan 2010 FYE Jan 2011 FYE Jan 2012 FYE Jan 2013 FYE Jan 2014 FYE Jan 2015 APAC EMEA Americas $1,158 $214 $279 $369 $572 $675 $704 $727 $796 Note: Financial data is non-GAAP. See appendices for reconciliation. ($ in millions) $848 $910 15

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Revenue by Region and Product/Service Note: Percentages based on non-GAAP revenue for Q3 YTD FYE January 31, 2016. 16 40% 60% Product Services52% 31% 17% Americas EMEA APAC

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Quarterly Trends Note: Financial data is non-GAAP. See appendices for reconciliation. 17 ($ in millions, except per share data) FYE 2015 Actual FYE 2016 Actual Q1 Q2 Q3 Q4 Year Q1 Q2 Q3 Revenue $269.3 $284.7 $288.5 $315.6 $1,158.2 $270.4 $297.1 $285.3 Gross Profit $178.5 $192.1 $195.6 $218.2 $784.3 $176.2 $193.9 $191.3 Gross Margin 66.3% 67.5% 67.8% 69.1% 67.7% 65.2% 65.3% 67.0% Operating Income $51.0 $58.6 $64.7 $88.6 $262.9 $51.3 $59.0 $63.2 Operating Margin 18.9% 20.6% 22.4% 28.1% 22.7% 19.0% 19.9% 22.1% Adjusted EBITDA $56.0 $63.6 $69.5 $94.0 $283.2 $56.9 $65.0 $69.4 Diluted EPS $0.72 $0.72 $0.84 $1.06 $3.35 $0.66 $0.70 $0.78

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Annual Trends and Outlook Revenue Note: Financial data is non-GAAP. See appendices for reconciliation. FYE Jan 2016 is based on mid-point of guidance. ($ in millions, except per share data) 18 Diluted EPS $2.47 $2.64 $2.84 $3.35 $3.30 FYE Jan 2012 FYE Jan 2013 FYE Jan 2014 FYE Jan 2015 Mid-point Jan 2016 Guidance $796 $848 $910 $1,158 $1,170 FYE Jan 2012 FYE Jan 2013 FYE Jan 2014 FYE Jan 2015 Mid-point Jan 2016 Guidance

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Constant Currency Growth Outlook 19 (in thousands, except percentages) Low Mid High Non-GAAP revenue guidance for the year ending January 31, 2016 (1) 1,150,000$ 1,170,000$ 1,190,000$ Non-GAAP revenue guidance for the year ending January 31, 2016 at constant currency (2) 1,192,000$ 1,213,000$ 1,233,000$ Non-GAAP revenue for the year ended January 31, 2015 1,158,163$ 1,158,163$ 1,158,163$ Year-over-year non-GAAP revenue growth outlook 1% % impact from change in foreign currency exchange rates 4% Constant currency year-over-year non-GAAP revenue growth outlook 5% For further information see "Supplemental Information About Constant Currency". Annual Revenue Outlook Reconciliation (1) Forecasted non-GAAP revenue for the year ending January 31, 2016 is calculated by converting anticipated future foreign currency revenue into U.S. dollars using foreign currency exchange rates in effect on or about December 2, 2015. (2) Non-GAAP revenue guidance for the year ending January 31, 2016 at constant currency is calculated by converting actual and forecasted foreign currency revenue using average foreign currency exchange rates for the year ended January 31, 2015 rather than actual or current foreign currency exchange rates for the year ending January 31, 2016.

# Growing Portfolio – Larger Projects

## ENTERPRISE INTELLIGENCE SOLUTIONS

- Engagement Analytics
- Speech Analytics
- Text Analytics
- Enterprise Feedback Management
- Identity Authentication and Fraud Detection
- Employee Desktop
- Case Management
- Knowledge Management
- Email and Whitemail Management
- Web Self-Service
- Live Chat and Co-Browse
- Social Engagement
- Customer Communities
- Quality Management
- Recording
- Workforce Management
- Desktop and Process Analytics
- Performance Management
- eLearning and Coaching



Actionable Intelligence Solutions
59%
31%
10%

Note: Percentages based on FYE Jan 2015 non-GAAP revenue.

## COMMUNICATIONS & CYBER INTELLIGENCE SOLUTIONS

- Cyber Security Threat Protection
- Network Intelligence
- Tactical Intelligence
- Web, Cloud and Open Source Intelligence
- Service Provider Compliance

## VIDEO & SITUATION INTELLIGENCE SOLUTIONS

- Situational Awareness Platform
- Enterprise Video Management Software
- Video Analytics
- EdgeVMS
- Public Safety Media Recorder

VERINT
Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide.
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Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Efficient Capital Structure ($ in millions) Net Debt Capital Structure Highlights Net Debt/Adjusted EBITDA As of January 31, Fiscal year ended January 31, Notes: -Financial data is non-GAAP. See appendices for reconciliation. -Average interest rate excludes the impact of amortization of discounts and deferred financing fees. -Net debt excludes convertible note and other unamortized discounts associated with our debt, which are required under GAAP. See appendices for reconciliation. 21 $523 $501 $431 $400 $437 $344 $228 $453 $426 2008 2009 2010 2011 2012 2013 2014 2015 Q3 2016 5.5x 3.5x 2.0x 2.0x 2.2x 1.7x 1.0x 1.6x 1.5x 2008 2009 2010 2011 2012 2013 2014 2015 Q3 2016 Capital Structure • $411 million of term loans • $400 million of convertible notes • Rating Agencies • Moody’s: Ba3 • S&P: BB Track Record of De-Levering • Net Debt/Adjusted EBITDA ratio as of 10/31/15: ~1.5x Low Cost Debt with Long Maturity • Average Interest: ~2.5% • Average Duration: ~6 years Equity • Expect ~63.1 million average diluted shares for FYE January 2016

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Long-term Opportunity • Leader in Actionable Intelligence o Strong presence in Actionable Intelligence provides opportunity for sustained growth • Increasing Scale o Growing brand recognition o Opportunity to expand margins • Opportunity to expand leadership position and TAM through M&A o Supported by strong cash flow generation 22

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Appendices 23

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures The following tables include reconciliations of certain financial measures not prepared in accordance with Generally Accepted Accounting Principles, consisting of non-GAAP revenue, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP other income (expense), net, non-GAAP provision (benefit) for income taxes, non-GAAP net income attributable to Verint Systems Inc., non-GAAP net income per common share attributable to Verint Systems Inc., adjusted EBITDA, net debt, and constant currency measures to the most directly comparable financial measures prepared in accordance with GAAP. Non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP financial measures. The non-GAAP financial measures we present have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. These non-GAAP financial measures do not represent discretionary cash available to us to invest in the growth of our business, and we may in the future incur expenses similar to or in addition to the adjustments made in these non-GAAP financial measures. We believe that the non-GAAP financial measures we present provide meaningful supplemental information regarding our operating results primarily because they exclude certain non-cash charges or items that we do not believe are reflective of our ongoing operating results when budgeting, planning and forecasting, determining compensation, and when assessing the performance of our business with our individual operating segments or our senior management. We believe that these non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among our peer companies. However, those companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures. 24

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures Adjustments to Non-GAAP Financial Measures • Revenue adjustments related to acquisitions. We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to acquired customer support contracts which would have otherwise been recognized on a standalone basis. We exclude these adjustments from our non-GAAP financial measures because these are not reflective of our ongoing operations. • Amortization of acquired technology and other acquired intangible assets. When we acquire an entity, we are required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize those assets over their useful lives. We exclude the amortization of acquired intangible assets, including acquired technology, from our non-GAAP financial measures. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges. In addition, these amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Thus, we also exclude these amounts to provide better comparability of pre- and post-acquisition operating results. • Stock-based compensation expenses. We exclude stock-based compensation expenses related to stock options, restricted stock awards and units, stock bonus programs, bonus share programs and phantom stock from our non-GAAP financial measures. These expenses are excluded from our non-GAAP financial measures because they are primarily non-cash charges. • Other adjustments. We exclude from our non-GAAP financial measures legal fees, other professional fees, integration expenses, and certain other expenses associated with acquisitions, whether or not consummated, and certain extraordinary transactions, including reorganizations, restructurings, and asset impairment charges. Also excluded are changes in the fair value of contingent consideration liabilities associated with business combinations. These expenses are excluded from our non-GAAP financial measures because we believe that they are not reflective of our ongoing operations. 25

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures • Amortization of convertible note discount. Under GAAP, certain convertible debt instruments that may be settled in cash upon conversion are required to be bifurcated into separate liability (debt) and equity (conversion option) components in a manner that reflects the issuer’s non-convertible debt borrowing rate. As a result, for GAAP purposes, we are required to recognize imputed interest expense in amounts significantly in excess of the coupon rate on our $400.0 million of 1.50% convertible notes. The difference between the imputed interest expense and the coupon interest expense is excluded from our non-GAAP financial measures because we believe that this non-cash expense is not reflective of ongoing operations. • Unrealized gains and losses on certain derivatives, net. We exclude from our non-GAAP financial measures unrealized gains and losses on certain foreign currency derivatives which are not designated as hedges under accounting guidance. We exclude unrealized gains and losses on foreign currency derivatives that serve as economic hedges against variability in the cash flows of recognized assets or liabilities, or of forecasted transactions. These contracts, if designated as hedges under accounting guidance, would be considered “cash flow” hedges. These unrealized gains and losses are excluded from our non-GAAP financial measures because they are non-cash transactions which are highly variable from period to period and which we believe are not reflective of our ongoing operations. Upon settlement of these foreign currency derivatives, any realized gain or loss is included in our non-GAAP financial measures. Effective in the year ending January 31, 2016, our non-GAAP financial measures include unrealized gains and losses on foreign currency derivatives that serve as economic hedges against exposures to changes in the fair values of recognized assets or liabilities. These contracts, if designated as hedges under accounting guidance, would be considered “fair value” hedges. For periods ended prior to February 1, 2015, these unrealized gains and losses were excluded from our non-GAAP financial measures. For our non-GAAP financial measures, this change better aligns the recognition of gains and losses on the re-measurement of foreign currency-denominated assets and liabilities with the recognition of offsetting gains and losses (whether realized or unrealized) on foreign currency derivatives which are executed to help mitigate re-measurement risk. Had this change been applied to our non-GAAP financial measures for the year ended January 31, 2015, non-GAAP net income would have increased by $0.4 million, consisting of increases (decreases) of $(0.7) million, $0.9 million, $1.5 million, and $(1.3) million for the three months ended April 30, 2014, July 31, 2014, October 31, 2014, and January 31, 2015, respectively. 26

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures • Losses on early retirements of debt. We exclude from our non-GAAP financial measures losses on early retirements of debt attributable to refinancing or repaying our debt because we believe it is not reflective of our ongoing operations. • Non-cash tax adjustments. We exclude from our non-GAAP financial measures non-cash tax adjustments, which represent the difference between the amount of taxes we expect to pay related to current year income and our GAAP tax provision on an annual basis. On a quarterly basis, this adjustment reflects our expected annual effective tax rate on a cash basis. • In-process research and development. For periods ended prior to February 1, 2009, we excluded from our non-GAAP financial measures the fair value of any incomplete in-process research and development project of an acquired company that had not yet reached technological feasibility and had no known alternative future use, and was therefore charged to our operating results in the period of the acquisition, under then-applicable accounting guidance. These expenses were excluded from our non-GAAP financial measures because they were non-cash charges that we did not believe were reflective of our ongoing operations. • Expenses related to our previous extended filing delay. We exclude from our non-GAAP financial measures expenses related to our restatement of previously filed financial statements and our extended filing delay. These expenses included professional fees and related expenses as well as expenses associated with a special cash retention program. These expenses are excluded from our non-GAAP financial measures because they are not reflective of our ongoing operations. • Settlement with OCS. In the year ended January 31, 2007, we recorded a charge related to our July 31, 2006 settlement with the Office of Chief Scientist in Israel (“OCS”), pursuant to which we exited a royalty-bearing program and the OCS accepted a settlement of our royalty obligations under this program. We exclude from our non-GAAP financial measures expenses associated with exiting this program because they are not reflective of our ongoing operations. • Gain on sale of land. We exclude from our non-GAAP financial measures the gain from the sale of a parcel of land. This gain is excluded from our non-GAAP financial measures because it is not reflective of our ongoing operations. 27

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Supplemental Information About Constant Currency Because we operate on a global basis and transact business in many currencies, fluctuations in foreign currency exchange rates can affect our consolidated U.S. dollar operating results. To facilitate the assessment of our performance excluding the effect of foreign currency exchange rate fluctuations, we calculate our non-GAAP revenue, cost of revenue, and operating expenses on both an as-reported basis and a constant currency basis, allowing for comparison of results between periods as if foreign currency exchange rates had remained constant. We perform our constant currency calculations by translating current-period foreign currency revenue and expenses into U.S. dollars using prior-period average foreign currency exchange rates or hedge rates, as applicable, rather than current period exchange rates. Unless otherwise indicated, our financial outlook for revenue, operating margin, and diluted earnings per share, which is provided on a non-GAAP basis, reflects foreign currency exchange rates approximately consistent with rates in effect when the outlook is provided. Unless otherwise indicated, percentage growth rates in revenue provided in our financial outlook are expressed on a constant currency basis, and are calculated by translating foreign currency revenue for the guidance period into U.S. dollars using prior-period average foreign currency exchange rates, and comparing the result to actual revenue reported for the prior period. We believe that constant currency growth rates, which exclude the impact of foreign currency exchange rate changes, facilitate the assessment of underlying business trends. We also incur foreign exchange gains and losses resulting from the revaluation and settlement of monetary assets and liabilities that are denominated in currencies other than the entity’s functional currency. We periodically report our historical non-GAAP diluted net income per share both inclusive and exclusive of these net foreign exchange gains or losses. Our financial outlook for diluted earnings per share includes net foreign exchange gains or losses incurred to date but does not include potential future gains or losses. 28

# GAAP to Non-GAAP Reconciliation

($ in millions)

| | | | | | | | | | | | Three Months Ended | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **FYE January 31,** | **2006** | **2007** | **2008** | **2009** | **2010** | **2011** | **2012** | **2013** | **2014** | **2015** | **April 30, 2015** | **July 31, 2015 (1)** | **October 31, 2015** |
| **Revenue Reconciliation** | | | | | | | | | | | | | |
| GAAP revenue | $ 278.8 | $ 368.8 | $ 534.5 | $ 669.5 | $ 703.6 | $ 726.8 | $ 782.6 | $ 839.5 | $ 907.3 | $ 1,128.4 | $ 269.5 | $ 295.9 | $ 284.0 |
| Revenue adjustments related to acquisitions | - | - | 37.3 | 5.9 | - | - | 13.6 | 8.5 | 2.7 | 29.8 | 0.8 | 1.2 | 1.3 |
| **Non-GAAP revenue** | **$ 278.8** | **$ 368.8** | **$ 571.8** | **$ 675.4** | **$ 703.6** | **$ 726.8** | **$ 796.2** | **$ 848.1** | **$ 910.0** | **$ 1,158.2** | **$ 270.3** | **$ 297.1** | **$ 285.3** |
| **Gross Profit Reconciliation** | | | | | | | | | | | | | |
| GAAP gross profit | $ 144.1 | $ 177.5 | $ 304.5 | $ 411.3 | $ 463.7 | $ 488.5 | $ 514.3 | $ 557.5 | $ 600.9 | $ 713.3 | $ 166.4 | $ 177.3 | $ 178.5 |
| GAAP gross margin | 51.7% | 48.1% | 57.0% | 61.4% | 65.9% | 67.2% | 65.7% | 66.4% | 66.2% | 63.2% | 61.7% | 59.9% | 62.9% |
| Revenue adjustments related to acquisitions | - | - | 37.3 | 5.9 | - | - | 13.6 | 8.5 | 2.7 | 29.8 | 0.8 | 1.2 | 1.3 |
| Amortization and impairment of acquired technology and backlog | 5.0 | 7.7 | 8.0 | 9.0 | 8.0 | 9.1 | 12.4 | 14.8 | 12.3 | 31.0 | 8.0 | 9.9 | 9.1 |
| Settlement with OCS | - | 19.2 | - | - | - | - | - | - | - | - | - | - | - |
| Stock-based compensation expenses | - | 1.7 | 4.5 | 5.4 | 5.9 | 6.2 | 3.3 | 2.9 | 2.4 | 6.2 | 0.6 | 2.3 | 2.2 |
| Other adjustments | - | - | - | - | - | - | 0.4 | 0.5 | 3.0 | 4.0 | 0.4 | 3.2 | 0.2 |
| Expenses related to restatement and extended filing delay | - | - | 2.4 | - | - | - | - | - | - | | - | - | - |
| **Non-GAAP gross profit** | **$ 149.1** | **$ 206.0** | **$ 356.7** | **$ 431.6** | **$ 477.6** | **$ 503.8** | **$ 544.0** | **$ 584.3** | **$ 621.3** | **$ 784.3** | **$ 176.2** | **$ 193.9** | **$ 191.3** |
| **Non-GAAP gross margin** | **53.5%** | **55.9%** | **62.4%** | **63.9%** | **67.9%** | **69.3%** | **68.3%** | **68.9%** | **68.3%** | **67.7%** | **65.2%** | **65.3%** | **67.0%** |

(1) GAAP operating results for the nine months ended October 31, 2015 reflect the correction of an immaterial overstatement of stock-based compensation expense as previously reported for the three and six months ended July 31, 2015. Please refer to our October 31, 2015 Form 10-Q for further details.

Note: Prior to FYE January 31, 2006, there were no adjustments between GAAP and Non-GAAP results.

VERINT

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide.

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# GAAP to Non-GAAP Reconciliation

($ in millions)

| FYE January 31, | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | Three Months Ended April 30, 2015 | Three Months Ended July 31, 2015 (1) | Three Months Ended October 31, 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Operating Income (Loss) Reconciliation** | | | | | | | | | | | | | |
| GAAP operating income (loss) | $ 4.1 | $ (47.3) | $ (114.6) | $ (15.0) | $ 65.7 | $ 73.1 | $ 86.5 | $ 99.6 | $ 122.3 | $ 79.1 | $ 9.6 | $ 8.7 | $ 22.3 |
| As a percentage of GAAP revenue | 1.5% | -12.8% | -21.4% | -2.2% | 9.3% | 10.1% | 11.0% | 11.9% | 13.5% | 7.0% | 3.6% | 2.9% | 7.9% |
| Revenue adjustments related to acquisitions | - | - | 37.3 | 5.9 | - | - | 13.6 | 8.5 | 2.7 | 29.8 | 0.8 | 1.2 | 1.3 |
| Amortization and impairment of acquired technology and backlog | 5.0 | 7.7 | 8.0 | 9.0 | 8.0 | 9.1 | 12.4 | 14.8 | 12.3 | 31.0 | 8.0 | 9.9 | 9.1 |
| Amortization of other acquired intangible assets | 1.3 | 3.2 | 19.7 | 25.2 | 22.3 | 21.5 | 22.9 | 24.4 | 24.7 | 45.2 | 10.7 | 10.7 | 10.9 |
| Settlement with OCS | - | 19.2 | - | - | - | - | - | - | - | - | - | - | - |
| In-process research and development | 2.9 | - | 6.7 | - | - | - | - | - | - | - | - | - | - |
| Other legal expenses (recoveries) | 2.6 | - | 8.7 | (4.3) | - | - | - | - | - | - | - | - | - |
| Stock-based compensation expenses | 1.2 | 18.8 | 31.1 | 36.0 | 44.2 | 46.8 | 27.9 | 25.2 | 35.0 | 54.4 | 14.9 | 19.0 | 16.4 |
| Expenses related to restatement and extended filing delay | - | 3.7 | 41.4 | 28.7 | 54.5 | 28.9 | 1.0 | - | - | - | - | - | - |
| Gain on sale of land | - | (0.8) | - | - | - | - | - | - | - | - | - | - | - |
| Other adjustments | - | 21.1 | 37.2 | 34.9 | 0.9 | 5.2 | 12.3 | 16.6 | 13.0 | 23.4 | 7.3 | 9.5 | 3.2 |
| **Non-GAAP operating income** | **$ 17.1** | **$ 25.5** | **$ 75.4** | **$ 120.4** | **$ 195.6** | **$ 184.6** | **$ 176.6** | **$ 189.2** | **$ 210.0** | **$ 262.9** | **$ 51.3** | **$ 59.0** | **$ 63.2** |
| **As a percentage of non-GAAP revenue** | **6.1%** | **6.9%** | **13.2%** | **17.8%** | **27.8%** | **25.4%** | **22.2%** | **22.3%** | **23.1%** | **22.7%** | **19.0%** | **19.9%** | **22.1%** |
| **Other Income (Expense) Reconciliation** | | | | | | | | | | | | | |
| GAAP other income (expense), net | $ 8.0 | $ 7.8 | $ (55.2) | $ (43.9) | $ (41.5) | $ (34.6) | $ (40.3) | $ (31.8) | $ (59.0) | $ (57.7) | $ (7.9) | $ (11.8) | $ (12.3) |
| Losses on early retirements of debt | - | - | - | - | - | - | 8.1 | - | 9.9 | 12.5 | - | - | - |
| Unrealized (gains) losses on derivatives, net | - | - | 26.7 | (1.8) | (8.0) | (6.0) | (0.4) | 0.1 | (0.7) | (0.1) | 0.4 | (0.3) | (0.1) |
| Amortization of convertible note discount | - | - | - | - | - | - | - | - | - | 6.0 | 2.5 | 2.5 | 2.5 |
| Other adjustments | - | - | - | - | - | - | 0.1 | 1.2 | 13.8 | 0.5 | - | 0.2 | 1.6 |
| **Non-GAAP other income (expense), net** | **$ 8.0** | **$ 7.8** | **$ (28.5)** | **$ (45.7)** | **$ (49.5)** | **$ (40.6)** | **$ (32.5)** | **$ (30.5)** | **$ (36.0)** | **$ (38.8)** | **$ (5.0)** | **$ (9.4)** | **$ (8.3)** |

(1) GAAP operating results for the nine months ended October 31, 2015 reflect the correction of an immaterial overstatement of stock-based compensation expense as previously reported for the three and six months ended July 31, 2015. Please refer to our October 31, 2015 Form 10-Q for further details.

Note: Prior to FYE January 31, 2006, there were no adjustments between GAAP and Non-GAAP results.

VERINT

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30

# GAAP to Non-GAAP Reconciliation

($ in millions, except share and per share data)

| FYE January 31, | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | Three Months Ended April 30, 2015 | Three Months Ended July 31, 2015 (1) | Three Months Ended October 31, 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Tax Provision Reconciliation** | | | | | | | | | | | | | |
| GAAP provision for (benefit from) income taxes | $ 9.6 | $ 0.1 | $ 27.7 | $ 19.7 | $ 7.1 | $ 9.9 | $ 5.5 | $ 9.0 | $ 4.5 | $ (15.0) | $ 0.9 | $ 2.6 | $ 1.6 |
| Non-cash tax adjustments | (5.4) | 3.2 | (23.6) | (16.4) | 4.6 | (1.4) | 11.1 | 9.2 | 11.2 | 34.6 | 3.0 | 1.7 | 3.2 |
| **Non-GAAP provision for income taxes** | **$ 4.2** | **$ 3.3** | **$ 4.1** | **$ 3.3** | **$ 11.7** | **$ 8.5** | **$ 16.6** | **$ 18.2** | **$ 15.7** | **$ 19.6** | **$ 3.9** | **$ 4.3** | **$ 4.8** |
| **Net Income (Loss) Attributable to Verint Systems Inc. Reconciliation** | | | | | | | | | | | | | |
| GAAP net income (loss) attributable to Verint Systems Inc. | $ 1.7 | $ (40.5) | $ (198.6) | $ (80.4) | $ 15.6 | $ 25.6 | $ 37.0 | $ 54.0 | $ 53.8 | $ 30.9 | $ (0.4) | $ (7.1) | $ 7.6 |
| Total GAAP net income (loss) adjustments | 18.4 | 69.6 | 240.4 | 150.0 | 117.4 | 106.9 | 86.8 | 81.7 | 99.5 | 168.1 | 41.7 | 51.1 | 41.7 |
| **Non-GAAP net income attributable to Verint Systems Inc.** | **$ 20.1** | **$ 29.1** | **$ 41.8** | **$ 69.6** | **$ 133.0** | **$ 132.5** | **$ 123.8** | **$ 135.7** | **$ 153.3** | **$ 199.0** | **$ 41.3** | **$ 44.0** | **$ 49.3** |
| **Net Income (Loss) Attributable to Verint Systems Inc. Common Shares** | | | | | | | | | | | | | |
| GAAP net income (loss) attributable to Verint Systems Inc. common shares | $ 1.7 | $ (40.5) | $ (207.3) | $ (93.5) | $ 2.0 | $ 11.4 | $ 22.2 | $ 38.5 | $ 53.6 | $ 30.9 | $ (0.4) | $ (7.1) | $ 7.6 |
| Total GAAP net income (loss) adjustments | 18.4 | 69.6 | 240.4 | 150.0 | 117.4 | 106.9 | 86.8 | 81.7 | 99.5 | 168.1 | 41.7 | 51.1 | 41.7 |
| **Non-GAAP net income attributable to Verint Systems Inc. common shares** | **$ 20.1** | **$ 29.1** | **$ 33.1** | **$ 56.5** | **$ 119.4** | **$ 118.3** | **$ 109.0** | **$ 120.2** | **$ 153.1** | **$ 199.0** | **$ 41.3** | **$ 44.0** | **$ 49.3** |
| Non-GAAP diluted net income per common share attributable to Verint Systems Inc. | $ 0.62 | $ 0.88 | $ 1.00 | $ 1.65 | $ 3.09 | $ 2.79 | $ 2.47 | $ 2.64 | $ 2.84 | $ 3.35 | $ 0.66 | $ 0.70 | $ 0.78 |
| Shares used in computing non-GAAP diluted net income per common share | 32,620 | 32,979 | 33,035 | 42,298 | 42,963 | 47,402 | 50,123 | 51,355 | 54,001 | 59,374 | 62,389 | 62,773 | 62,778 |

(1) GAAP operating results for the nine months ended October 31, 2015 reflect the correction of an immaterial overstatement of stock-based compensation expense as previously reported for the three and six months ended July 31, 2015. Please refer to our October 31, 2015 Form 10-Q for further details.

Note: Prior to FYE January 31, 2006, there were no adjustments between GAAP and Non-GAAP results.

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31

# GAAP to Non-GAAP Reconciliation

($ in millions)

| FYE January 31, | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | Three Months Ended April 30, 2015 | Three Months Ended July 31, 2015 (2) | Three Months Ended October 31, 2015 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Adjusted EBITDA Reconciliation** | | | | | | | | | | | | | |
| GAAP net income (loss) attributable to Verint Systems Inc. | $ 1.7 | $ (40.5) | $ (198.6) | $ (80.4) | $ 15.6 | $ 25.6 | $ 37.0 | $ 54.0 | $ 53.8 | $ 30.9 | $ (0.4) | $ (7.1) | $ 7.6 |
| Net income attributable to noncontrolling interest | 0.8 | 1.0 | 1.1 | 1.8 | 1.5 | 3.0 | 3.6 | 4.8 | 5.0 | 5.5 | 1.1 | 1.3 | 0.8 |
| Provision (benefit) for income taxes | 9.6 | 0.1 | 27.7 | 19.7 | 7.1 | 9.9 | 5.5 | 9.0 | 4.5 | (15.0) | 0.9 | 2.6 | 1.6 |
| Other expense (income), net | (8.0) | (7.8) | 55.2 | 43.9 | 41.5 | 34.6 | 40.3 | 31.8 | 59.0 | 57.7 | 7.9 | 11.8 | 12.3 |
| GAAP depreciation & amortization **(1)** | 17.8 | 19.3 | 45.3 | 53.5 | 47.8 | 46.8 | 51.0 | 54.9 | 53.8 | 96.5 | 24.3 | 26.6 | 26.3 |
| Revenue adjustments related to acquisitions | - | - | 37.3 | 5.9 | - | - | 13.6 | 8.5 | 2.7 | 29.8 | 0.8 | 1.2 | 1.3 |
| Stock-based compensation expenses | 1.2 | 18.8 | 31.1 | 36.0 | 44.2 | 46.8 | 27.9 | 25.2 | 35.0 | 54.4 | 14.9 | 19.0 | 16.4 |
| Settlement with OCS | - | 19.2 | - | - | - | - | - | - | - | - | - | - | - |
| In-process research and development | 2.9 | - | 6.7 | - | - | - | - | - | - | - | - | - | - |
| Other legal expenses (recoveries) | 2.6 | - | 8.7 | (4.3) | - | - | - | - | - | - | - | - | - |
| Expenses related to restatement and extended filing delay | - | 3.7 | 41.4 | 28.7 | 54.5 | 28.9 | 1.0 | - | - | - | - | - | - |
| Gain on sale of land | - | (0.8) | - | - | - | - | - | - | - | - | - | - | - |
| Other adjustments | - | 21.1 | 37.1 | 34.7 | 0.9 | 4.4 | 12.1 | 16.5 | 13.0 | 23.4 | 7.4 | 9.6 | 3.1 |
| **Adjusted EBITDA** | **$ 28.5** | **$ 34.0** | **$ 93.0** | **$ 139.5** | **$ 213.2** | **$ 200.0** | **$ 192.0** | **$ 204.8** | **$ 226.8** | **$ 283.2** | **$ 56.9** | **$ 65.0** | **$ 69.4** |

(1) Adjusted for patent and financing fee amortization.

(2) GAAP operating results for the nine months ended October 31, 2015 reflect the correction of an immaterial overstatement of stock-based compensation expense as previously reported for the three and six months ended July 31, 2015. Please refer to our October 31, 2015 Form 10-Q for further details.

Note: Prior to FYE January 31, 2006, there were no adjustments between GAAP and Non-GAAP results.

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32

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Table of Reconciliation from Gross Debt to Net Debt 33 ($ in millions) As of January 31, 2008 2009 2010 2011 2012 2013 2014 2015 October 31, 2015 Current maturities of long-term debt -$ 4.1$ 22.7$ -$ 6.2$ 5.9$ 6.6$ -$ 1.0$ Long-term debt 610.0 620.9 598.2 583.2 591.2 570.8 635.8 736.8 743.3 Unamortized debt discounts - - - - 2.7 2.2 2.8 74.4 66.8 Gross debt 610.0 625.0 620.9 583.2 600.1 578.9 645.2 811.2 811.1 Less: Cash and cash equivalents 83.2 115.9 184.3 169.9 150.7 210.0 378.6 285.1 272.3 Restricted cash and bank time deposits 3.6 7.7 5.3 13.6 12.9 11.1 6.4 36.9 17.9 Short-term investments - - - - - 13.6 32.0 35.8 94.9 Net debt 523.2$ 501.4$ 431.3$ 399.7$ 436.5$ 344.2$ 228.2$ 453.4$ 426.0$ As of

Confidential and proprietary information of Verint Systems Inc. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. © 2015 Verint Systems Inc. All Rights Reserved Worldwide. Thank You